FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE


CHECK IF AN APPLICATION TO DETERMINE

                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                        SECTION 305(b)(2)  |__|

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                                     13-5160382
(State of incorporation                                      (I.R.S. employer
if not a U.S. national bank)                                 identification no.)

One Wall Street, New York, N.Y.                              10286
(Address of principal executive offices)                     (Zip code)


                             KONINKLIJKE AHOLD N.V.
               (Exact name of obligor as specified in its charter)

                                   ROYAL AHOLD
                 (Translation of Registrant's name into English)

The Netherlands                                             Not Applicable
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

Albert Heijnweg 1
1507 EH Zaandam,
The Netherlands
(Address of principal executive offices)                    (Zip code)

                           AHOLD FINANCE U.S.A., INC.
               (Exact name of obligor as specified in its charter)

Delaware                                                    58-2434256
(State or other jurisdiction of                             (I.R.S. employer
incorporation or organization)                              identification no.)

One Atlanta Plaza
950 East Paces Ferry Road, Suite 2575
Atlanta, Georgia                                            30326
(Address of principal executive offices)                    (Zip code)

                                  --------------
                          Subordinated Debt Securities
                       (Title of the indenture securities)

1. General information.  Furnish the following information as to the Trustee:

   (a) Name and address of each examining or supervising authority to which it is subject.


          Name                                     Address


   Superintendent of Banks of the State of         2 Rector Street, New York,
   New York                                        N.Y.  10006, and Albany, N.Y.
                                                   12203

   Federal Reserve Bank of New York                33 Liberty Plaza, New York,
                                                   N.Y.  10045

   Federal Deposit Insurance Corporation           Washington, D.C.  20429

   New York Clearing House Association             New York, New York   10005

  (b)    Whether it is authorized to exercise corporate trust powers.

         Yes.

2.  Affiliations with Obligor.

    If the obligor is an affiliate of the trustee, describe each such affiliation.

    None.

16. List of Exhibits.

     Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 22nd day of January, 1999.


                                        THE BANK OF NEW YORK



                                        By:      /s/  VAN K. BROWN
                                           -----------------------
                                           Name:    VAN K. BROWN
                                           Title:   ASSISTANT VICE PRESIDENT

                       Consolidated Report of Condition of
                              THE BANK OF NEW YORK
                     of 48 Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,

a member of the Federal Reserve System, at the close of business June 30, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.


ASSETS                                                         Dollar Amounts
                                                                 in Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin.             $7,301,241
   Interest-bearing balances..........................              1,385,944
Securities:
   Held-to-maturity securities........................              1,000,737
   Available-for-sale securities......................              4,240,655
Federal funds sold and Securities purchased under                     971,453
   agreements to resell...............................
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income...........................................             38,788,269
   LESS: Allowance for loan and
     lease losses.....................................                632,875
   LESS: Allocated transfer risk
     reserve..........................................                      0
   Loans and leases, net of unearned income,                       38,155,394
     allowance, and reserve...........................
Assets held in trading accounts.......................              1,307,562
Premises and fixed assets (including capitalized                      670,445
   leases)............................................
Other real estate owned...............................                 13,598
Investments in unconsolidated subsidiaries and                        215,024
   associated companies...............................
Customers' liability to this bank on acceptances                      974,237
   outstanding........................................
Intangible assets.....................................              1,102,625
Other assets..........................................              1,944,777
                                                                  -----------
Total assets..........................................            $59,283,692
                                                                  ===========
LIABILITIES
Deposits:
   In domestic offices................................            $26,930,258
   Noninterest-bearing......................11,579,390
   Interest-bearing.........................15,350,868
   In foreign offices, Edge and Agreement                          16,117,854
     subsidiaries, and IBFs...........................
   Noninterest-bearing.........................187,464
   Interest-bearing.........................15,930,390
Federal funds purchased and Securities sold under                   2,170,238
   agreements to repurchase...........................
Demand notes issued to the U.S.Treasury...............                300,000
Trading liabilities...................................              1,310,867
Other borrowed money:
   With remaining maturity of one year or less........              2,549,479
   With remaining maturity of more than one year                            0
     through three years..............................
   With remaining maturity of more than three years...                 46,654
Bank's liability on acceptances executed and                          983,398
   outstanding........................................
Subordinated notes and debentures.....................              1,314,000
Other liabilities.....................................              2,295,520
                                                                    ---------
Total liabilities.....................................             54,018,268
                                                                   ==========

EQUITY CAPITAL
Common stock..........................................              1,135,284
Surplus...............................................                731,319
Undivided profits and capital reserves................              3,385,227
Net unrealized holding gains (losses) on                               51,233
   available-for-sale securities......................
Cumulative foreign currency translation adjustments...             (   37,639)
                                                                  -----------
Total equity capital..................................              5,265,424
                                                                  -----------
Total liabilities and equity capital..................            $59,283,692
                                                                  ===========

     I, Robert E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                       Robert E. Keilman
     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                              -
J. Carter Bacot                |     Directors
Thomas A. Renyi                |
Alan R. Griffith               |
                              -